EXHIBIT 1
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                          Schedule 13G

            Under the Securities Exchange Act of 1934

                        (Amendment No.4)
                         ______________

                   First Financial Fund, Inc.
                       __________________
                        (Name of Issuer)

                  Common Stock $0.10 par value
                     _______________________
                 (Title of Class of Securities)

                          320-228-10-9
                           __________
                         (CUSIP Number)

Check the following box if a fee is being paid
with this statement [   ].


The information required in the remainder of this cover page shall not be deemed to be "filed" for the purposes of Section 18 of the Securities
Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act .






                                1
                          Page 5 of 14

CUSIP No. 320-228-10-9

1
NAME OF REPORTING PERSONS AND
S.S. OR I.R.S. IDENTIFICATION NUMBER OF ABOVE
PERSONS:

     Tiger Management Corporation

2
CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:

(a)  [  ]           (b)  [  ]

3
SEC USE ONLY:

4
CITIZENSHIP OR PLACE OF ORGANIZATION:
     Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH
REPORTING PERSON WITH:

5 SOLE VOTING POWER:               -0-
6 SHARED VOTING POWER:         2,535,727
7 SOLE DISPOSITIVE POWER:          -0-
8 SHARED DISPOSITIVE POWER:    2,535,727

9
AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH
REPORTING PERSON:

     2,535,727

10
CHECK IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES
CERTAIN SHARES:

11
PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9):

     22.5%

12
TYPE OF REPORTING PERSON:

     IA  CO
                                2

CUSIP No. 320-228-10-9

1
NAME OF REPORTING PERSONS AND
S.S. OR I.R.S. IDENTIFICATION NUMBER OF ABOVE
PERSONS:

     Panther Partners L.P.

2
CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:

(a)  [  ]           (b)  [  ]

3
SEC USE ONLY:

4
CITIZENSHIP OR PLACE OF ORGANIZATION:
     Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH
REPORTING PERSON WITH:

5 SOLE VOTING POWER:               -0-
6 SHARED VOTING POWER:           54,900
7 SOLE DISPOSITIVE POWER:          -0-
8 SHARED DISPOSITIVE POWER:      54,900

9
AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH
REPORTING PERSON:

     54,900

10
CHECK IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES
CERTAIN SHARES:

11
PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9):

     0.5%

12
TYPE OF REPORTING PERSON:

     IV  PN
                                3

CUSIP No. 320-228-10-9

1
NAME OF REPORTING PERSONS AND
S.S. OR I.R.S. IDENTIFICATION NUMBER OF ABOVE
PERSONS:

     Panther Management Company L.P.

2
CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:

(a)  [  ]           (b)  [  ]

3
SEC USE ONLY:

4
CITIZENSHIP OR PLACE OF ORGANIZATION:
     Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH
REPORTING PERSON WITH:

5 SOLE VOTING POWER:               -0-
6 SHARED VOTING POWER:           54,900
7 SOLE DISPOSITIVE POWER:          -0-
8 SHARED DISPOSITIVE POWER:      54,900

9
AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH
REPORTING PERSON:

     305,700

10
CHECK IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES
CERTAIN SHARES:

11
PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9):

     0.5%

12
TYPE OF REPORTING PERSON:

     IA PN
                                4

CUSIP No. 320-228-10-9

1
NAME OF REPORTING PERSONS AND
S.S. OR I.R.S. IDENTIFICATION NUMBER OF ABOVE
PERSONS:

     Julian H. Robertson, Jr.

2
CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:

(a)  [  ]           (b)  [  ]

3
SEC USE ONLY:

4
CITIZENSHIP OR PLACE OF ORGANIZATION:
     U.S.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH
REPORTING PERSON WITH:

5 SOLE VOTING POWER:                  11,104
6 SHARED VOTING POWER:             2,590,627
7 SOLE DISPOSITIVE POWER:             11,104
8 SHARED DISPOSITIVE POWER:        2,590,627

9
AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH
REPORTING PERSON:

     2,601,731

10
CHECK IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES
CERTAIN SHARES:

11
PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9):

     23.1%

12
TYPE OF REPORTING PERSON:

     IN
                                5

Item 1(a).     First Financial Fund, Inc.

Item 1(b).     One Seaport Plaza, New York, New York 10292

Item 2(a).     This statement is filed on behalf of Tiger
               Management Corporation ("TMC"), Panther Partners L.P. ("Panther") and Panther Management Company L.P.
               ("PMCLP")

               Julian H. Robertson, Jr. ("Mr. Robertson") is the ultimate controlling person of TMC and PMCLP.

Item 2(b). The address of each reporting person is 101 Park Avenue, New York, NY 10178

Item 2(c).     TMC is a Delaware corporation. Each of Panther and
               PMCLP is a Delaware limited partnership. Mr. Robertson is a U.S. citizen.

Item 2(d).     Common Stock $0.10 par value

Item 2(e).     320-228-10-9

Item 3. Panther is an investment company registered under Section 8 of the Investment Company Act. Each of TMC and
               PMCLP is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

Item 4. Ownership as of December 31, 1994 is incorporated by reference to items (5) - (9) and (11) of the cover page pertaining to each reporting person.

Item 5.        Not applicable

Item 6. Other persons are known to have the right to receive dividends from, or proceeds from the sale of, such securities. The interest of one such person, Tiger, a New York limited partnership, is more than 5%.

Item 7.        Not Applicable

Item 8.        Not Applicable.

Item 9.        Not Applicable.
                                6

Item 10. By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purpose or effect.

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


February 13, 1995

TIGER MANAGEMENT CORPORATION


BY:  /s/ Nolan Altman
     Nolan Altman, Chief Financial Officer


PANTHER PARTNERS L.P.
By:  Panther Management Company L.P. its General Partner
By:  Panther Management Corporation its General Partner


By:  /s/ Nolan Altman
     Nolan Altman, Chief Financial Officer

PANTHER MANAGEMENT COMPANY L.P.
By:  Panther Management Corporation, its General Partner


By:  /s/ Nolan Altman
     Nolan Altman, Chief Financial Officer

JULIAN H. ROBERTSON, JR.

By:  /s/ Nolan Altman
     Nolan Altman, Under Power of Attorney
     Dated:  January 27, 1995, Attached Exhibit

                                7
                          Page 11 of 14

                            EXHIBIT A

                            AGREEMENT

The undersigned agree that this Amendment Number 4 to Schedule
13G dated February 13, 1995 relating to shares of common stock of First Financial Fund, Inc. shall be filed on behalf of each of the undersigned.

TIGER MANAGEMENT CORPORATION


BY:  /s/ Nolan Altman
     Nolan Altman, Chief Financial Officer


PANTHER PARTNERS L.P.
By:  Panther Management Company L.P. its General Partner
By:  Panther Management Corporation its General Partner


By:  /s/ Nolan Altman
     Nolan Altman, Chief Financial Officer

PANTHER MANAGEMENT COMPANY L.P.
By:  Panther Management Corporation, its General Partner


By:  /s/ Nolan Altman
     Nolan Altman, Chief Financial Officer

JULIAN H. ROBERTSON, JR.

By:  /s/ Nolan Altman
     Nolan Altman, Under Power of Attorney
     Dated:  January 27, 1995, Attached Exhibit




                                8
                          Page 12 of 14

                            EXHIBIT B

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Nolan T. Altman and Robert
E. Fink and each of them, to act severally as attorneys-in-fact and agents for the undersigned solely for the purpose of executing reports required under Sections 13 and 16 of the Securities and Exchange Commission Act of 1934, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that said attorneys-in-fact may do or cause to be done by virtue hereof.



                                      /s/ Julian H. Robertson, Jr.
                                          Julian H. Robertson, Jr.


Dated:  January 27, 1995
















                          Page 13 of 14